EXHIBIT 10.2




                               VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of July 22, 2003, by and among NMP, Inc., a Delaware corporation ("Holdco"), MarketWatch.com, Inc., a Delaware corporation ("Parent"), and the undersigned stockholder (the "Stockholder") of Pinnacor Inc., a Delaware corporation (the "Company"). All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement (as defined below).

                                   RECITALS

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") by and among Parent, the Company, Holdco, Maple Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco ("Parent Merger Sub"), and Pine Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco ("Company Merger Sub"), Parent Merger Sub is merging with and into Parent (the "Parent Merger") and Company Merger Sub is merging with and into the Company (the "Company Merger" and together with the Parent Merger, the "Mergers") whereby after the Mergers each of Parent and the Company shall be the surviving corporations of the Mergers and direct wholly owned subsidiaries of Holdco;

         WHEREAS, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of shares of the outstanding common stock, $0.01 par value per share, of the Company in the amounts indicated on the final page of this Agreement (the "Shares"); and

         WHEREAS, as a material inducement for Holdco and Parent to enter into the Merger Agreement, the Stockholder agrees to (i) in accordance with the terms hereof, not transfer or otherwise dispose of any of such Stockholder's Shares or New Shares (as defined below), or any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect of any Shares or New Shares (collectively with respect to each Stockholder, the "Securities"), and (ii) vote such Stockholder's Securities as set forth herein.

         NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties agree as follows:

         1.      Agreement to Retain Shares.

                 1.1 Transfer and Encumbrance. The Stockholder agrees to be subject to such Stockholder's Proxy (as defined in Section 3) and agrees that it will not take or permit any action to, directly or indirectly, (i) transfer, sell, assign, give, exchange or pledge, or otherwise dispose of or encumber the Stockholder's Securities prior to the Expiration Date (as defined below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date; (ii) deposit any of the Stockholder's Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder's Securities or grant any proxy (except for the Proxy (as defined in Section 3 below)) or power of attorney with respect thereto, in each case, in a manner that conflicts or may conflict with the Stockholder's obligations hereunder, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition of or transfer of any interest in or the voting of any of the Stockholder's Securities, in each case, in a manner that conflicts or may conflict with the Stockholder's obligations hereunder; provided, however, that notwithstanding the foregoing, each of Holdco, Parent and the Company acknowledges that GapStar, LLC ("GapStar") has pledged (the "Pledge") and granted a security interest (the "Security Interest") in its Shares to a lender to secure loans made to GapStar by such lender and to the extent that GapStar acquires any New Shares or any other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect of such Shares or New Shares, such securities shall also be subject to the Pledge and the Security Interest. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such term is defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

                 1.2 New Shares. The Stockholder agrees that any shares or securities of the capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date (the "New Shares"), and any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable prior to the Expiration Date in respect of any New Shares, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

         2. Agreement to Vote. Prior to the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every postponement or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Stockholder agrees to vote such Stockholder's Securities, and, to the extent applicable, cause holders of record of such Stockholder's Securities to vote: (i) in favor of approval of the Merger Agreement, the Company Merger, the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Company Merger; (ii) in favor of any alternative structure as may be agreed upon by Holdco, Parent and the Company to effect the Company Merger; provided that such alternative structure is on terms in the aggregate no less favorable to the Company's stockholders than the terms of the Company Merger set forth in the Merger Agreement; and (iii) against the consummation of any Alternative Transaction (other than any alternative structure proposed in subsection 2(ii) above). Prior to the Expiration Date, the Stockholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2.

         3. Proxy. Concurrent with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in
Section 212 of the Delaware General Corporation Law prior to the Expiration Date, covering the total number of Securities beneficially owned or as to which beneficial ownership is acquired (as such term is defined in Rule 13d-3 under the Exchange Act) by such Stockholder. The Proxy shall not be terminated prior to the Expiration Date by any act of the Stockholder or by operation of law, whether by the death or incapacity of the Stockholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If between the execution hereof and the Expiration Date, the Stockholder should die or become incapacitated, or if any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Expiration Date, certificates representing the Securities shall be delivered by or on behalf of the Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by Holdco and Parent hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not Holdco or Parent has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

         4.      No Opposition. Prior to the Expiration Date and subject to
Section 9.16, the Stockholder agrees not to take, or cause to be taken, any action inconsistent with the consummation of the Company Merger and the transactions contemplated by the Merger Agreement. Prior to the Expiration Date, the Stockholder agrees to take, or cause to be taken, all actions necessary to facilitate, encourage or otherwise support the Company Merger and the transactions contemplated by the Merger Agreement.

         5. Acknowledgement. The parties acknowledge and agree that neither Parent, nor the successors, assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and affiliates of Parent shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney's fees) and compensation of any kind or nature whatsoever to the Stockholder in connection with or as a result of any voting (or refrain from voting) by Parent of the Securities subject to the Proxy hereby granted to Parent at any annual, special or other meeting or action of the stockholders of the Company, or the execution of any consent of the stockholders of the Company. The parties acknowledge that, pursuant to the authority hereby granted under the Proxy, Parent may, in accordance with the terms of the Proxy, vote the Securities in furtherance of its own interests, and Parent is not acting as a fiduciary for the Stockholder; provided however that Parent shall vote the Securities in accordance with Section 2.

         6. Representations, Warranties and Covenants of Stockholder. The Stockholder hereby represents, warrants and covenants to Holdco and Parent that:

                  6.1 Ownership. The Stockholder has good and valid title to, and is the sole legal and beneficial owner of the Shares, in each case free and clear of all Liens (other than in the case of GapStar, the Pledge and the Security Interest). As of the date hereof, the Stockholder does not beneficially own any shares or securities of the capital stock of the Company other than such Stockholder's Shares.

                  6.2 Authorization. The Stockholder has all requisite power and authority to execute and deliver this Agreement and the Proxy and to consummate the transactions contemplated hereby and thereby and has sole voting power and sole power of disposition, with respect to all of the Shares with no restrictions on its voting rights or rights of disposition pertaining thereto. The Stockholder has duly executed and delivered this Agreement, and this Agreement is a legal, valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                  6.3 No Violation. Neither the execution, delivery and performance of this Agreement or the Proxy nor the consummation of the transactions contemplated hereby and thereby will (i) require the Stockholder to file or register with, or obtain any material permit, authorization, consent or approval of, any Governmental or Regulatory Entity, or any other entity (other than the filing of a Schedule 13D, Schedule 13G or amendment thereto, if applicable); (ii) violate, or cause a breach of or default (or an event which with notice or the lapse of time or both would become a default) under, any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any Governmental or Regulatory Entity, or any other entity or any arbitration award binding upon the Stockholder; or (iii) cause the acceleration of any obligation under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrances on any property or asset of the Stockholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Stockholder is subject or by which the Stockholder or any of the Stockholder's properties or assets are bound. No proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Shares.

         7. Further Assurances. The Stockholder hereby covenants and agrees to execute and deliver, or cause to be executed or delivered, such additional proxies, consents, waivers and other instruments, and undertake any and all further action, necessary or desirable, in the reasonable opinion of Holdco or Parent, to carry out the purpose and intent of this Agreement and to consummate the Company Merger under the terms of the Merger Agreement or any other agreement to which such Stockholder is a party.

         8. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date; provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement and/or the Proxy prior to the Expiration Date.

         9.       Miscellaneous.

                  9.1 Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

                  9.2 Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

                  9.3 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other; provided, however, that each of Holdco and Parent may freely assign its rights to a subsidiary of Holdco or Parent without such prior written approval but no such assignment shall relieve Holdco or Parent of any of its obligations hereunder. Any purported assignment without such consent shall be void.

                  9.4 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  9.5 Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Holdco and Parent and to preserve for Holdco and Parent the benefits of the Mergers; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Holdco and Parent that cannot be adequately compensated by a monetary award. Accordingly, Holdco, Parent and the Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, Holdco and Parent shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

                  9.6 Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  9.7 Jurisdiction. The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or the Proxy, or any judgment entered by any court in respect thereof shall be brought in the courts of California, County of San Francisco or in the U.S. District Court for the Northern District of California as the commencing party may elect, and the Stockholder hereby accepts the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding. In addition, the Stockholder hereby irrevocably waives, to the fullest extent permitted by law, any objection which the Stockholder may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or such Stockholder's Proxy or any judgment entered by any court in respect thereof brought in California, County of San Francisco or the U.S. District Court for the Northern District of California, as selected by the commencing party, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in California or in such District Court has been brought in an inconvenient forum.

                  9.8 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matters.

                  9.9 Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                     If to Holdco or Parent:   MarketWatch.com, Inc.
                                               825 Battery Street
                                               San Francisco, CA 94111
                                               Attention:  Doug Appleton, Esq.
                                               Facsimile:  (415) 392-1972
                                               Telephone:  (415) 733-0535

                             with a copy to:   Morrison & Foerster LLP
                                               425 Market Street
                                               San Francisco, California 94105
                                               Attention:  Robert Townsend, Esq.
                                               Facsimile:  (415) 268-7522
                                               Telephone:  (415) 268-7080

                     If to the Stockholder:    To the address for notice
                                               set forth on the
                                               signature page hereof.

                  9.10 Further Assurances. The Stockholder shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Holdco or Parent may deem necessary or desirable, in the reasonable opinion of Holdco or Parent, to carry out and effectuate the purpose and intent of this Agreement and the transactions contemplated hereby

                  9.11 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Proxy, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled after a final, non-appealable judgment that this Agreement has been breached by the non-prevailing party and such breach has caused actual damages to the prevailing party. In no event shall the prevailing party be entitled to consequential, speculative or punitive damages.

                  9.12 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  9.13 Waiver of Jury Trial. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement, the Proxy or the transactions contemplated hereby and thereby.

                  9.14 Counterparts. This Agreement may be executed in any number of counterparts and delivered by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument and the delivering party covenants and agrees that an original will be sent immediately thereafter in accordance with Section 9.9.

                  9.15 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  9.16 No Limitation on Actions of the Stockholder as Director. Notwithstanding anything to the contrary in this Agreement, in the event the Stockholder is an officer or director of the Company, nothing in this Agreement, including, without limitation, Sections 4 and 7, is intended or shall be construed to require the Stockholder, in the Stockholder's capacity as a officer or director of the Company, to act or fail to act in accordance with the Stockholder's fiduciary duties in such capacity.

                  9.17 Disclosure. The Stockholder hereby authorizes Parent to publish or disclose in any Parent SEC Reports or any reports filed with the SEC by Holdco, including, without limitation, a Schedule 13D, its identity and the nature of its commitments, arrangements and understandings under this Agreement.

                  9.18 Consent of Spouse. If the Stockholder is married, the Stockholder either (a) acknowledges that he is not a domiciliary resident of a "community property" state or (b) agrees to deliver to Parent the Consent of Spouse attached hereto as Exhibit B on the date hereof.

                  9.19 Legend on Share Certificates. Each certificate representing any Securities shall be endorsed by the Company with a legend reading substantially as follows:

                  "The right to vote the shares represented by this certificate is subject to certain restrictions set forth in a voting agreement, a copy of which is on file at the corporation's principal place of business."

It being understood and agreed that the legend set forth above shall be removed by delivery of substitute certificates without such legend upon termination of this Agreement.










               [Remainder of the Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

                       HOLDCO:
                                  By:      /s/ Larry Kramer
                                           -------------------------
                                  Name:    Larry Kramer
                                  Title:   CEO


                       PARENT:
                                  By:      /s/ Larry Kramer
                                           -------------------------
                                  Name:    Larry Kramer
                                  Title:   CEO

                   STOCKHOLDER:

                                  By: __________________________________________
                                  Name: ________________________________________
                                  Title: _______________________________________
                                  Stockholder's Address for Notice:

                                  ______________________________________________
                                  ______________________________________________
                                  ______________________________________________
                                  Shares beneficially owned:

                                  __________ shares of the Company Common Stock






                      SIGNATURE PAGE TO VOTING AGREEMENT

                                   EXHIBIT A

                      PROXY TO VOTE STOCK OF THE COMPANY

         The undersigned stockholder of Pinnacor Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by Section 212 of the Delaware General Corporation Law, except as provided below) appoints Larry Kramer, Joan Platt and Doug Appleton of MarketWatch.com, Inc., a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect thereof on or after the date hereof (collectively, the "Securities") in accordance with the terms of this Proxy. The Securities beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is coupled with an interest and is granted pursuant to that certain Voting Agreement dated as of July 22, 2003, by and among Parent, NMP, Inc., a Delaware corporation ("Holdco") and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Parent and Holdco entering into that certain Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") by and among Parent, the Company, Holdco, Maple Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco, and Pine Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such terms is defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

         The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Securities, and to exercise all voting and other rights of the undersigned with respect to the Securities (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law), at every annual, special or other meeting or action of the stockholders of the Company, as applicable, or at any postponement or adjournment thereof and in every written consent in lieu of such meeting: (i) in favor of approval of the Merger Agreement, the Company Merger (as defined in the Merger Agreement), the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Company Merger; (ii) in favor of any alternative structure as may be agreed by Parent and the Company to effect the Company Merger; provided that such alternative structure is on terms in the aggregate no less favorable to the Company's stockholders than the terms of the Company Merger set forth in the Merger Agreement; and (iii) against the consummation of any Alternative Transaction (other than any alternative structure proposed in clause (ii) above). The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

         Dated:  July 22, 2003


                                ______________________________________________
                                           (Signature of Stockholder)

                                ______________________________________________
                                            (Print Name of Stockholder)
                                Shares beneficially owned:

                                __________ shares of the Company Common Stock

                                   EXHIBIT B

                               CONSENT OF SPOUSE

         I, ____________________, spouse of ____________________
("Stockholder"), have read and hereby approve the foregoing Voting Agreement. In consideration of the benefits to which the Stockholder is entitled under the Voting Agreement, I hereby agree to be irrevocably bound by the Voting Agreement and further agree that any community property or other such interest shall be similarly bound by the Voting Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Voting Agreement.


                                            ___________________________________
                                                    Spouse of Stockholder

             INDIVIDUALS/ENTITIES SUBJECT TO THE VOTING AGREEMENT


GENERAL ATLANTIC PARTNERS 69, L.P. - 5,835,624 shares of common stock GAP COINVESTMENT PARTNERS II, L.P. - 905,421 shares of common stock
GAPSTAR, LLC                          -     449,403 shares of common stock
RRE VENTURES II L.P.                  -     497,459 shares of common stock
RRE VENTURES FUND II L.P.             -      87,022 shares of common stock
KEVIN CLARK                           -     375,938 shares of common stock
DAVID HODGSON                         -       5,000 shares of common stock
KIRK LOEVNER                          -     437,500 shares of common stock
DAVID OBSTLER                         -      57,509 shares of common stock
JAMES D. ROBINSON                     -   2,266,261 shares of common stock
WILLIAM STAIB                         -     170,861 shares of common stock